UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2023

Leafly Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39119	84-2266022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 Cherry Street PMB 88154
Seattle, Washington		98104-2205
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 206 455-9504

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LFLY	The Nasdaq Stock Market LLC
Warrants	LFLYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders of Leafly Holdings, Inc. (the “Company”) was held on July 12, 2023. On May 15, 2023, the record date for the Annual Meeting, there were 41,207,870 shares of the Company’s Class A common stock outstanding and entitled to vote, of which 66.84% were present for purposes of establishing a quorum. At that meeting, stockholders took the actions below with respect to the proposals described in the Company’s 2023 Annual Proxy Statement, filed on May 25, 2023. With respect to the four proposals put before the stockholders, the voting results were as follows:

Proposal 1 – Election of Two Nominees to the Company’s Board of Directors

The following directors were elected for a term of three years until the Company's 2026 Annual Meeting of Stockholders:

Nominee	Votes For	Withheld	Broker Non-Votes

Blaise Judja-Sato	18,634,713	1,857,268	7,054,829
Peter Lee	18,754,333	1,737,648	7,054,829

Proposal 2 – Ratification of the Appointment of Marcum LLP as the Company’s Independent Registered Public Accounting Firm for the 2023 Fiscal Year

The ratification of the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023 was approved by the following vote:

	Votes For	Votes Against	Abstentions

Proposal 2	26,901,492	482,662	162,656

Proposal 3 – Approval of the Reverse Stock Split

The proposal to effect a reverse stock split of the outstanding shares of the Company’s common stock by a ratio of not less than 1 for 10 and not more than 1 for 25 at any time prior to Leafly’s 2024 Annual Meeting of Stockholders, with the exact ratio to be set by the Board within the above range in its sole discretion, without further approval or authorization of our stockholders was approved by the following vote:

	Votes For	Votes Against	Abstentions

Proposal 3	26,282,676	1,258,574	5,560

Proposal 4 – Approval of Adjournment

The proposal to adjourn the annual meeting, if it had been necessary or appropriate, to solicit additional proxies in favor of Proposal No. 3 if there were not sufficient votes at the annual meeting to approve Proposal No. 3 was approved by the following vote:

	Votes For	Votes Against	Abstentions

Proposal 4	26,490,878	747,614	308,318

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leafly Holdings, Inc.

Date:	July 17, 2023	By:	/s/Suresh Krishnaswamy
Suresh Krishnaswamy, Chief Financial Officer